UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 3, 2020

SPECTRUM BRANDS HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-4219	74-1339132
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

SB/RH HOLDINGS, LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-192634-03	27-2812840
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3001 Deming Way

Middleton, Wisconsin 53562

(Address of principal executive offices)

(608) 275-3340

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Registrant	Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
Spectrum Brands Holdings, Inc.	Common Stock, $0.01 par value	SPB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§232.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Spectrum Brands Holdings, Inc.	☐
SB/RH Holdings, LLC	☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Spectrum Brands Holdings, Inc.	☐
SB/RH Holdings, LLC	☐

Item 1.01. Entry into a Material Definitive Agreement.

Spectrum Brands, Inc. (“Spectrum Brands” or the “Company”) is pleased to announce that, as part of a series of precautionary measures in response to the COVID-19 outbreak, it has further strengthened its liquidity position by amending (the “Amendment”) its revolving credit facility and adding another $90 million dollar denominated tranche to its existing $800 million multi-currency facility.

In addition to the Amendment, and as another precautionary measure, the Company recently drew the full amount available at the time under its then-existing US dollar and multi-currency facility. The full $90 million of the additional tranche remains available and undrawn as of the date hereof.

With the availability under this new tranche and the approximately $480 million of cash on hand, Spectrum Brands has approximately $570 million in current liquidity. The Company believes that its strong balance sheet and substantial liquidity position provide it with meaningful financial flexibility to navigate the current challenges resulting from the spread of COVID-19.

Summary of the Amendment and Credit Agreement Terms

On April 3, 2020, Spectrum Brands and SB/RH Holdings, LLC (“SB/RH Holdings”, which is the parent company of a Spectrum Brands and the wholly-owned subsidiary of Spectrum Brands Holdings, Inc.), entered into the Amendment to the Credit Agreement, dated as of June 23, 2015 (the “Credit Agreement”), by and among Spectrum Brands, SB/RH Holdings, Royal Bank of Canada (as successor to Deutsche Bank AG, New York Branch), as the administrative agent, and the lenders party thereto from time to time. The Amendment was the seventh amendment to the Credit Agreement.

The Amendment modified certain terms of the Credit Agreement, including adding an additional $90 million dollar tranche (the “2020 Dollar Revolving Tranche”) to Spectrum Brands’ Revolving Facility (as defined below), increasing the aggregate commitments under the Revolving Facility from $800 million to $890 million.

The material terms of the Credit Agreement, after giving effect to the Amendment, are described below.

Facility under the Credit Agreement

The facility (the “Revolving Facility”) under the Credit Agreement consists of a $890 million revolving credit facility (with two U.S. dollar tranches and a multicurrency tranche).

The aggregate commitment amount with respect to (a) the existing U.S. dollar tranche of the Revolving Facility is $600 million, (b) the multi-currency tranche of the Revolving Facility is $200 million and (c) the 2020 Dollar Revolving Tranche is $90 million. At April 3, 2020, after giving effect to the Amendment and the use of proceeds from borrowings incurred under the Credit Agreement as of such date, the existing U.S. dollar tranche of the Revolving Facility and the multi-currency tranche of the Revolving Facility were fully drawn and $90 million remains available under the 2020 Dollar Revolving Tranche. The commitment fee rate will be equal to 0.35% of the unused commitments for the existing U.S. dollar tranche and the multi-currency tranche of the of Revolving Facility, and 0.40% of the unused commitments for the 2020 Dollar Revolving Tranche, each of which may be reduced by 0.05% based on achieving a certain total net leverage ratio specified in the Credit Agreement.

Interest Rate

All outstanding amounts under the existing U.S. dollar tranche (if funded in U.S. dollars) will bear interest, at the option of Spectrum Brands, at a rate per annum equal to (x) the LIBO rate, adjusted for statutory reserves, plus a margin ranging between 1.75% to 2.25% or (y) the Alternate Base Rate (as defined in the Credit Agreement), plus a margin ranging between 0.75% to 1.25%.

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All outstanding amounts under the 2020 Dollar Revolving Tranche will bear interest, at Spectrum’s option, at a rate per annum equal to (x) the LIBO rate, adjusted for statutory reserves, plus a margin ranging between 2.00% to 2.50% or (y) the Alternate Base Rate (as defined in the Credit Agreement), plus a margin ranging between 1.00% to 1.50%.

The multi-currency tranche (if funded in Euros) will bear interest at a rate per annum equal to the EURIBOR Rate (as defined in the Credit Agreement), plus a margin ranging between 1.75% to 2.75% per annum. The multi-currency tranche (if funded in Canadian dollars) will bear interest, at Spectrum’s option, at a rate per annum equal to (x) the BA Rate (as defined in the Credit Agreement), plus a margin ranging between 1.75% to 2.25% or (y) the Canadian Base Rate (as defined in the Credit Agreement), plus a margin ranging between 0.75% to 1.25%.

The margin in each of the foregoing is determined based on certain total net leverage ratios specified in the Credit Agreement.

Prepayment Provisions

The Credit Agreement does not contain any mandatory prepayment provisions with respect to the Revolving Credit Facility, except in the event that the overall exposure exceeds the commitments under the Revolving Credit Facility.

Voluntary prepayments of borrowings under the Credit Agreement are permitted at any time, in agreed-upon minimum principal amounts. Prepayments are not subject to premium or penalty (except customary LIBOR breakage costs, if applicable).

Guarantees and Security

Obligations under the Credit Agreement and, at Spectrum Brands’ option, under certain interest rate protection or other hedging arrangements and certain cash management arrangements (collectively, the “Secured Obligations”) are guaranteed by SB/RH Holdings and the direct and indirect wholly-owned material domestic subsidiaries of SB/RH Holdings, other than Spectrum Brands (the “Subsidiary Guarantors”), subject to certain exceptions, pursuant to the Loan Guaranty, dated as of June 23, 2015, by and among SB/RH Holdings, the Subsidiary Guarantors party thereto from time to time and Royal Bank of Canada (as successor to Deutsche Bank AG New York Branch), as administrative agent and collateral agent (the “Loan Guaranty”).

The Secured Obligations are secured by first-priority liens on substantially all of the assets of Spectrum Brands and the Subsidiary Guarantors and on the equity interests of Spectrum Brands directly held by SB/RH Holdings pursuant to the Security Agreement, dated as of June 23, 2015, by and among Spectrum Brands, SB/RH Holdings, the Subsidiary Guarantors party thereto from time to time and Royal Bank of Canada (as successor to Deutsche Bank AG New York Branch), as collateral agent (the “Security Agreement”).

Maturity and Other

The Revolving Facility will mature on March 6, 2022.

The Credit Agreement contains customary affirmative and negative covenants, including, but not limited to, restrictions on Spectrum Brands’ and its restricted subsidiaries’ ability to incur indebtedness, create liens, make investments, pay dividends or make certain other distributions, and merge or consolidate or sell assets, in each case subject to certain exceptions set forth in the Credit Agreement.

The foregoing summary is not complete and is qualified entirely by reference to the full text of the applicable documents. The Credit Agreement, the Amendments, the Loan Guaranty and the Security Agreement are each incorporated by reference herein as exhibits to this report.

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Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed with this Current Report on Form 8-K.

Exhibit No.	Description
10.1	Credit Agreement dated as of June 23, 2015, by and among Spectrum Brands, Inc., SB/RH Holdings, LLC, Deutsche Bank AG New York Branch, as administrative agent, and the lenders party thereto from time to time (incorporated herein by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by Spectrum Brands Legacy, Inc. (f.k.a. Spectrum Brands Holdings, Inc.) (File No. 001-34757) and SB/RH Holdings, LLC (File No. 333-192634-03) on June 23, 2015).

10.2	Security Agreement, dated as of June 23, 2015, by and among Spectrum Brands, Inc., SB/RH Holdings, LLC, the subsidiary guarantors party thereto from time to time and Deutsche Bank AG New York Branch, as collateral agent (incorporated herein by reference to Exhibit 10.2 to the Current Report on Form 8-K filed by Spectrum Brands Legacy, Inc. (f.k.a. Spectrum Brands Holdings, Inc.) (File No. 001-34757) and SB/RH Holdings, LLC (File No. 333-192634-03) on June 23, 2015).

10.3	Loan Guaranty, dated as of June 23, 2015, by and among SB/RH Holdings, LLC, the subsidiary guarantors party thereto from time to time and Deutsche Bank AG New York Branch, as administrative agent and collateral agent (incorporated herein by reference to Exhibit 10.3 to the Current Report on Form 8-K filed by Spectrum Brands Legacy, Inc. (f.k.a. Spectrum Brands Holdings, Inc.) (File No. 001-34757) and SB/RH Holdings, LLC (File No. 333-192634-03) on June 23, 2015).

10.4	First Amendment dated as of October 6, 2016 (to the Credit Agreement dated as of June 23, 2015), by and among Spectrum Brands, Inc., SB/RH Holdings, LLC, Deutsche Bank AG New York Branch, as administrative agent, and the lenders party thereto. (incorporated herein by reference to Exhibit 10.2 to the Current Report on Form 8-K filed by Spectrum Brands Legacy, Inc. (f.k.a. Spectrum Brands Holdings, Inc.) (File No. 001-34757) and SB/RH Holdings, LLC (File No. 333-192634-03) on October 6, 2016).

10.5	Second Amendment dated as of March 6, 2017 (to the Credit Agreement dated as of June 23, 2015), by and among Spectrum Brands, Inc., SB/RH Holdings, LLC, Deutsche Bank AG New York Branch, as administrative agent, and the lenders party thereto. (incorporated herein by reference to Exhibit 10.5 to the Current Report on Form 8-K filed by Spectrum Brands Legacy, Inc. (f.k.a. Spectrum Brands Holdings, Inc.) (File No. 001-34757) and SB/RH Holdings, LLC (File No. 333-192634-03) on March 6, 2017).

10.6	Third Amendment dated as of April 7, 2017 (to the Credit Agreement dated as of June 23, 2015), by and among Spectrum Brands, Inc., SB/RH Holdings, LLC, Deutsche Bank AG New York Branch, as administrative agent, Royal Bank of Canada, as arranger of the Third Amendment, and the lenders party thereto. (incorporated herein by reference to Exhibit 10.6 to the Current Report on Form 8-K filed by Spectrum Brands Legacy, Inc. (f.k.a. Spectrum Brands Holdings, Inc.) (File No. 001-34757) and SB/RH Holdings, LLC (File No. 333-192634-03) on April 7, 2017).

10.7	Fourth Amendment dated as of May 16, 2017 (to the Credit Agreement dated as of June 23, 2015), by and among Spectrum Brands, Inc., SB/RH Holdings, LLC, Deutsche Bank AG New York Branch, as administrative agent, and the lenders party thereto (incorporated herein by reference to Exhibit 10.7 to the Current Report on Form 8-K filed by Spectrum Brands Legacy, Inc. (f.k.a. Spectrum Brands Holdings, Inc.) (File No. 001-34757) and SB/RH Holdings, LLC (File No. 333-192634-03) on May 16, 2017).

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10.8	Fifth Amendment dated as of March 28, 2018 (to the Credit Agreement dated as of June 23, 2015), by and among Spectrum Brands, Inc., SB/RH Holdings, LLC, Deutsche Bank AG New York Branch, as administrative agent, and the lenders party thereto (incorporated herein by reference to Exhibit 10.8 to the Current Report on Form 8-K filed by Spectrum Brands Legacy, Inc. (f.k.a. Spectrum Brands Holdings, Inc.) (File No. 001-34757) and SB/RH Holdings, LLC (File No. 333-192634-03) on March 28, 2018).

10.9	Sixth Amendment dated as of May 22, 2018 (to the Credit Agreement dated as of June 23, 2015), by and among Spectrum Brands, Inc., SB/RH Holdings, LLC, Royal Bank of Canada (as successor to Deutsche Bank AG New York Branch), as administrative agent, and the lenders party thereto.

10.10	Amendment dated as of April 3, 2020 (to the Credit Agreement dated as of June 23, 2015), by and among Spectrum Brands, Inc., SB/RH Holdings, LLC, Royal Bank of Canada (as successor to Deutsche Bank AG New York Branch), as administrative agent, and the lenders party thereto.

Cautionary Note Regarding Forward-Looking Statements.

Certain matters discussed herein and other oral and written statements by representatives of Spectrum Brands and its affiliates are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include statements regarding the agreements governing Spectrum Brands’ indebtedness, the amendment transaction disclosed in this report, the indebtedness incurred under the Credit Agreement, the statements on the impact of COVID-19, and statements identified by words such as “future,” “anticipate,” “intend,” “plan,” “estimate,” “believe,” “belief,” “expect,” “project,” “forecast,” “could,” “would,” “should,” “will,” “may,” and similar expressions of future intent or the negative of such terms. These statements are subject to a number of risks and uncertainties that could cause results to differ materially from those anticipated as of the date of this report.

Actual results may differ materially as a result of (1) the impact of the COVID-19 pandemic on our customers, employees and suppliers and our overall business and results of operations (2) the impact of our indebtedness on our business, financial condition and results of operations; (3) the impact of restrictions in our debt instruments on our ability to operate our business, finance our capital needs or pursue or expand business strategies; (4) any failure to comply with financial covenants and other provisions and restrictions of our debt instruments; (5) the effects of general economic conditions, including the impact of, and changes, to tariffs and trade policies, inflation, recession or fears of a recession, depression or fears of a depression, labor costs and stock market volatility or monetary or fiscal policies in the countries where we do business; (6) the impact of fluctuations in commodity prices, costs or availability of raw materials or terms and conditions available from suppliers, including suppliers’ willingness to advance credit; (7) interest rate and exchange rate fluctuations; (8) the loss of significant reduction in, or dependence upon, sales to any significant retail customer(s); (9) competitive promotional activity or spending by competitors, or price reductions by competitors; (10) the introduction of new product features or technological developments by competitors and/or the development of new competitors or competitive brands; (11) the impact of actions taken by significant stockholders; (12) changes in consumer spending preferences and demand for our products; (13) our ability to develop and successfully introduce new products, protect our intellectual property and avoid infringing the intellectual property of third parties; (14) our ability to successfully identify, implement, achieve and sustain productivity improvements (including our Global Productivity Improvement Plan), cost efficiencies (including at our manufacturing and distribution operations), and cost savings; (15) the seasonal nature of sales of certain of our products; (16) the

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effects of climate change and unusual weather activity; (17) the cost and effect of unanticipated legal, tax or regulatory proceedings or new laws or regulations (including environmental, public health and consumer protection regulations); (18) our discretion to conduct, suspend or discontinue our share repurchase program (including our discretion to conduct purchases, if any, in a variety of manners such as open-market purchases or privately negotiated transactions) (19) public perception regarding the safety of products that we manufacture and sell, including the potential for environmental liabilities, product liability claims, litigation and other claims related to products manufactured by us and third parties; (20) the impact of existing, pending or threatened litigation, government regulations or other requirements or operating standards applicable to our business; (21) the impact of cybersecurity breaches or our actual or perceived failure to protect company and personal data; (22) changes in accounting policies applicable to our business; (23) our ability to utilize net operating loss carry-forwards to offset tax liabilities from future taxable income; (24) the impact of expenses resulting from the implementation of new business strategies, divestitures or current and proposed restructuring activities; (25) our ability to successfully implement further acquisitions or dispositions and the impact of any such transactions on our financial performance; (26) the unanticipated loss of key members of senior management and the transition of new members of our management teams to their new roles; (27) the effects of political or economic conditions, terrorist attacks, acts of war, natural disasters, public health concerns or other unrest in international markets; and (28) the other risk factors set forth in the securities filings of Spectrum Brands Holdings, Inc. and SB/RH Holdings, LLC, including their most recently filed Annual Report on Form 10-K and subsequent Quarterly Report(s) on Form 10-Q.

We caution the reader that our estimates of trends, market share, retail consumption of our products and reasons for changes in such consumption are based solely on limited data available us and our management’s reasonable assumptions about market conditions, and consequently may be inaccurate or may not reflect significant segments of the retail market. We also caution the reader that undue reliance should not be placed on any forward-looking statements, which speak only as of the date of this report. We undertake no duty or responsibility to update any of these forward-looking statements to reflect events or circumstances after the date of this report or to reflect actual outcomes.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPECTRUM BRANDS HOLDINGS, INC.
SB/RH HOLDINGS, LLC

Date: April 6, 2020	By:	/s/ Ehsan Zargar
		Name:	Ehsan Zargar
		Title:	Executive Vice President, General Counsel, and Corporate Secretary

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